017First QuarterEarnings PresentationApril 26, 2017NASDAQ: OKSB

Forward Looking StatementsWe make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.These forward-looking statements include:•Statements of Southwest's goals, intentions, and expectations;•Estimates of risks and of future costs and benefits;•Expectations regarding our future financial performance and the financial performance of our operating segments;•Expectations regarding regulatory actions;•Expectations regarding our ability to utilize tax loss benefits;•Expectations regarding our stock repurchase program;•Expectations regarding dividends;•Expectations regarding our planned merger with Simmons First National Corporation;•Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;•Estimates of the value of assets held for sale or available for sale; and•Statements of our ability to achieve financial and other goals.These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the “Risk Factors” contained in Southwest’s reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Net income was $5.3 million, or $0.28 per diluted share, compared to $6.2 million, or $0.33 per diluted share, in the fourth quarter of 2016. Total loans are at $1.94 billion as of March 31, 2017 and includes $121.3 million in new loan commitments in the first quarter, with $87.7 million funded.The quarterly net interest margin was 3.43% at March 31, 2017 compared to 3.40% at December 31, 2016 and 3.54% at December 31, 2016.Pre-tax, pre-provision income was $9.4 million for the first quarter of 2017, an increase of 9.3% from $8.6 million in the fourth quarter of 2016 and an increase of 25.1% from $7.5 million in the first quarter of 2016.Efficiency ratio remained steady at 61.5%, adjusted for non-core expenses, for the first quarter of 2017, compared to 60.5%, adjusted for merger costs, for the fourth quarter of 2016, and improved from 67.5% for the first quarter of 2016. Our Board approved a cash dividend of $0.08 per share payable on May 19, 2017 to shareholders of record on May 5, 2017.Our capital ratios all remain strong and well above the criteria for regulatory classification as “well-capitalized”.First Quarter 2017 Highlights

Credit Quality Highlights First Quarter 2017Potential problem loans decreased from $44.0 million to $42.1 million, or 2.2% of total portfolio loans, a fourth consecutive quarter of improvement.Nonperforming loans remained at $16.6 million as of March 31 2017.Other real estate owned remained at $0.4 million as of March 31, 2017.Loan growth and reserves on impaired loans led to a provision for loan losses in the amount of $1.8 million, combined with net charge-offs of $1.8 million kept our reserve position steady at $27.5 million at March 31, 2017, which represents 1.43% of portfolio loans.

Energy Highlights First Quarter 2017Total direct energy exposure at 3/31/17 included $115.0 million in commitments and $78.8 million in funded debt, compared to $84.7 million in commitments and $48.6 million in funded debt at 12/31/16.Energy exposure represents 4.1% of our total funded credit portfolio up from 2.6% in the fourth quarter. The portfolio is advanced 83% to reserve-based credits and 17% to services a significant shift from 70% and 30%, respectively, in the fourth quarter.Including the specific allocation, the ALLL for energy credits is 3.6% compared to 4.8% in the fourth quarter.The services portfolio has $13.3 million funded with five credits having commitments in excess of $1 million. 78% of funded service portfolio is comprised of three credits, all of which are participations purchased from larger banks.There were no service portfolio downgrades in the quarter.

Healthcare Highlights – First Quarter 2017

- Core market comprised of established healthcare providers
- Additional expertise in the funding challenges of smaller, growing healthcare businesses
- Core market expansion due to successful entry of markets for senior housing developers, multi-site facility operators, and healthcare related service companies
- Constantly evaluating new target niches based upon industry evolution and the impact of the ACA
- $517 million in committed healthcare related credit, or 22.5% of total credit commitments
- $431 million in funded healthcare related credit, or 22.4% of total funded credit portfolio
- Potential problem healthcare loans represent only 2.3% of the funded healthcare portfolio

Healthcare Portfolio

Total Portfolio: $431.6 million



Ambulatory Services 7%
Other Healthcare Related 4%
Dentists 10%
Assisted Living / Memory Care 31%
Specialty Hospitals 19%
Surgical Hospitals 6%
Medical Offices 18%

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Financial Highlights

($ in thousands except per share data)	2014 FY 12/31/14	2015 FY 12/31/15	2016 FY 12/31/16	2016 FQ1 3/31/16	2016 FQ2 6/30/16	2016 FQ3 9/30/16	2016 FQ4 12/31/16	2017 FQ1 3/31/17
Balance Sheet								
Total Assets	1,942,034	2,357,022	2,475,392	2,360,819	2,402,262	2,468,042	2,475,392	2,522,594
Total Gross Loans	1,399,991	1,779,428	1,877,132	1,781,884	1,821,377	1,880,112	1,877,132	1,936,443
Total Deposits	1,533,999	1,884,105	1,946,018	1,895,248	1,902,865	1,947,924	1,946,018	1,977,265
Total Equity	270,786	296,098	286,629	285,661	282,360	283,820	286,629	290,914
Profitability (%)								
Net Income ($000)	21,030	17,407	17,704	1,869	5,412	4,255	6,168	5,279
ROAA	1.09	0.84	0.74	0.32	0.91	0.70	1.00	0.86
ROAE	7.82	6.23	6.18	2.56	7.67	5.97	8.59	7.40
Net Interest Margin	3.45	3.35	3.46	3.54	3.48	3.42	3.40	3.43
Efficiency Ratio	72.51	70.98	65.88	67.48	65.70	66.09	64.34	63.30
Balance Sheet Ratios / Capital (%)								
Loans / Deposits	91.26	94.44	96.46	94.02	95.72	96.52	96.46	97.94
Tangible Common Equity / Tang Assets (1)(3)	13.87	11.95	11.01	11.49	11.16	10.92	11.01	10.98
Common Equity Tier 1 Capital Ratio	NA	13.21	12.36	12.13	12.22	11.95	12.36	12.20
Tier 1 Risk Based Capital Ratio	19.70	15.53	14.40	14.14	14.28	13.95	14.40	14.19
Total Risk Based Capital Ratio	20.96	16.79	15.66	15.39	15.53	15.21	15.66	15.44
Tier 1 Leverage Ratio	16.45	14.41	13.02	13.45	13.18	13.07	13.02	12.98
Asset Quality (%) (2)								
NPLs / Portfolio Loans	0.67	1.15	0.89	1.25	1.23	1.31	0.89	0.86
NCOs / Avg Portfolio Loans	0.12	(0.08)	0.18	0.74	0.07	0.03	(0.09)	0.38
Reserves / Portfolio Loans	2.03	1.47	1.47	1.53	1.48	1.52	1.47	1.43
Reserves / NPLs	302.26	128.23	165.84	122.01	120.39	116.02	165.84	166.01
Per Share Data								
Tangible Book Value Per Share	14.02	13.98	14.50	13.97	14.20	14.33	14.50	14.72
Earnings Per Diluted Share	1.07	0.90	0.92	0.10	0.28	0.23	0.33	0.28

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

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Earnings ResultsEarnings Summary(1)This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure. Q1 '17 vs. Q4'16 ($ in thousands except per share data)3/31/1712/31/163/31/16% ChangeNet interest income20,163$ 20,103$ 19,840$ 0.3%Provision for loan losses1,776 (1,329) 4,375 (233.6)% Noninterest income4,880 4,244 3,415 15.0% Nontinterest expense15,303 15,826 15,996 (3.3)% Income before taxes7,964 9,850 2,884 (19.1)% Taxes on income2,685 3,682 1,015 (27.1)% Net income5,279$ 6,168$ 1,869$ (14.4)% Pre-tax, pre-provision (1)9,352$ 8,553$ 7,474$ 9.3%Diluted earnings per share0.28$ 0.33$ 0.10$ Three Months Ended

Loan Portfolio

Loans by Type


Owner Occupied CRE $292.8 15%
Non-Owner Occupied CRE $632.4 33%
Residential Real Estate $228.9 12%
Consumer $18.1 1%
Construction & Development $193.9 10%
Commercial & Industrial $570.0 29%

3/31/2017
$1.94 billion

Loans by Segment


Kansas $143.1 8%
Oklahoma $1,090.1 56%
Colorado $63.4 3%
Texas $639.9 33%


Owner Occupied CRE $307.4 17%
Non-Owner Occupied CRE $572.5 32%
Residential Real Estate $182.3 10%
Consumer $20.5 1%
Construction & Development $156.5 9%
Commercial & Industrial $507.0 29%

3/31/2016
$1.78 billion


Kansas $161.0 9%
Oklahoma $1,012.4 57%
Colorado $48.1 3%
Texas $560.4 31%

Southwest Bancorp, Inc.
Dollars in millions unless otherwise noted.
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Nonperforming Loans



Healthcare C&I
$0.8
5%
Owner Occupied CRE
$0.3
2%
Non-Owner Occupied CRE
$0.3
2%
Residential Real Estate
$2.8
17%
Energy C&I
$3.2
19%
Construction & Development
$1.0
6%
Commercial & Industrial
$8.2
49%



Other
$0.2
1%
Kansas
$0.1
1%
Oklahoma
$7.3
44%
Texas
$9.0
54%

3/31/2017
$16.6 million

By Type

By Geographic Location



Owner Occupied CRE
$0.9
4%
Non-Owner Occupied CRE
$2.9
14%
Healthcare C&I
$6.5
29%
Residential Real Estate
$3.4
16%
Consumer
$0.1
0%
Energy C&I
$5.4
24%
Construction & Development
$1.4
7%
Commercial & Industrial
$1.6
7%



Other
$2.7
12%
Oklahoma
$5.6
25%
Texas
$7.4
33%
Arizona
$6.1
28%

3/31/2016
$22.3 million

Southwest Bancorp, Inc.

Dollars in millions unless otherwise noted.
Nonperforming loans include non-accruals and 90 days past due loans.

10

Loan Loss Reserve to NPL+PPL43.90%29.94%31.00%40.65%45.43%46.94%12/31/153/31/166/30/169/30/1612/31/163/31/2017Nonperforming loans include non-accruals and 90 days past due loans.PPL is defined as potential problem loans.

Credit Risk ProfileNonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.0.0%1.0%2.0%3.0%4.0%5.0% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,00020122013201420152016 Q12016 Q22016 Q32016 Q42017 Q1($000s)NPAsPotential Problem LoansNPAs/Assets

Strong Core Deposit Franchise$1.98 billion Total Deposits (3/31/2017)Deposits by TypeCost of Deposits0.37%0.40%0.43%0.45%0.48%0.52%12/31/153/31/166/30/169/30/1612/31/163/31/2017Non-interest Bearing Demand$541 27%Interest Bearing Demand$178 9%Money market Accounts$591 30%Savings Accounts$58 3%Time Deposits $100,000 or More$353 18%Other Time Deposits$256 13%Dollars in millions.

NIM/Cost of Deposits



($000s)
$20,400
$20,200
$20,000
$19,800
$19,600
$19,400
$19,200
$19,000
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.48%
3.54%
3.48%
3.42%
3.40%
3.43%
0.37%
0.40%
0.43%
0.45%
0.48%
0.52%
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Net Interest Income
Cost of Deposits
Net Interest Margin

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Noninterest Income



$4,179
$3,415
$3,871
$4,555
$4,244
$4,880
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

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Noninterest Expense



$17,099
$15,996
$15,268
$16,156
$15,826
$15,303
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
Salaries and Employee Benefits
Occupancy
General and Administrative
Other

Dollars in thousands.

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Strong Capital Position

Common Equity Tier 1


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.2%
12.1%
12.2%
12.0%
12.4%
12.2%
6.5% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Tier 1 Risk-based Capital Ratio


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.3%
14.1%
14.3%
14.0%
14.4%
14.2%
8.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Tier 1 Leverage Ratio


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14.4%
13.5%
13.2%
13.1%
13.0%
13.0%
5.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Total Risk-Based Capital Ratio


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.6%
15.4%
15.5%
15.2%
15.7%
15.5%
10.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Note: 3/31/15 calculated consistent with Basel III; previous figures consistent with General Risk-based Rules.

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2017 PrioritiesSuccessfully complete the proposed merger and consolidation with Simmons First National Corporation.Maintain strong credit quality along with conservative balance sheet and risk management.Continue appropriate growth in the commercial banking sector.Grow deposit base commensurate with loan growth.Focus on fee based income growth in mortgage, consumer and treasury.Assess, manage and add talent where available and appropriate throughout the organization.Drive growth in the healthcare banking segment.

ADDITIONAL FINANCIAL INFORMATION

Quarterly Net Income$4.6 $1.9 $5.4 $4.3 $6.2 $5.3 12/31/153/31/166/30/169/30/1612/31/163/31/17Dollars in millions.

Quarterly Pre-Tax, Pre-Provision Income



$6.4
$7.5
$8.0
$8.4
$8.6
$9.4
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Dollars in millions.

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Quarterly Net Interest Margin



3.48%
3.54%
3.48%
3.42%
3.40%
3.43%
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

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Total Loans by Segment


$1,779
$38.8
$150.5
$580.5
$1,009.7
$1,782
$48.1
$161.0
$560.4
$1,012.4
$1,821
$47.1
$158.1
$577.3
$1,038.9
$1,880
$64.9
$156.7
$605.7
$1,052.8
$1,877
$66.1
$144.6
$636.6
$1,029.9
$2,000
$63.4
$143.1
$639.9
$1,153.4
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

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Potential Problem Loans by Segment



110
90
70
50
30
10
-10
$39.2
$2.8
$2.0
$4.2
$30.2
$68.5
$2.7
$3.6
$18.8
$43.4
$64.4
$0.8
$2.7
$17.7
$43.1
$45.5
$0.7
$2.7
$21.0
$21.0
$44.0
$0.1
$4.0
$19.8
$20.1
$42.1
$3.6
$16.3
$22.0
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

Southwest Bancorp, Inc.

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Provision for Loan Loss



$4.38
$1.71
$1.78
$0.01
$(0.57)
$(1.33)
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

Dollars in millions.

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Loan Loss Reserve to Total Portfolio Loans



1.47%
1.53%
1.48%
1.52%
1.47%
1.43%
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

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Loan Loss Reserve to Nonperforming Loans



128.23%
122.01%
120.39%
116.02%
165.84%
166.01%
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17

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APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:–Tangible Common Equity (TCE) to Tangible Assets (TA) ratio–Tangible Book Value per Share–Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	12/31/2014	12/31/2015	12/31/2016	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Total Equity	$ 270,786	$ 296,098	$ 286,629	$ 285,661	$ 282,360	$ 283,820	$ 286,629	$ 290,914
Less Goodwill & Core Deposits	1,744	16,361	15,844	16,201	16,051	15,983	15,844	15,722
TCE	$ 269,042	$ 279,737	$ 270,785	$ 269,460	$ 266,309	$ 267,837	$ 270,785	$ 275,192
Total Assets	$1,942,034	$2,357,022	$2,475,392	$2,360,819	$2,402,262	$2,468,042	$2,475,392	$2,522,594
Less Goodwill & Core Deposits	1,744	16,361	15,844	16,201	16,051	15,983	15,844	15,722
TA	$1,940,290	$2,340,661	$2,459,548	$2,344,618	$2,386,211	$2,452,059	$2,459,548	$2,506,872
Common Equity to Assets	13.94%	12.56%	11.58%	12.10%	11.75%	11.50%	11.58%	11.53%
TCE to TA	**13.87%**	**11.95%**	**11.01%**	**11.49%**	**11.16%**	**10.92%**	**11.01%**	**10.98%**
Shares outstanding	19,193,059	20,006,802	18,674,727	19,285,045	18,750,783	18,685,385	18,674,727	18,689,022
Book Value per Common Share	$ 14.11	$ 14.80	$ 15.35	$ 14.81	$ 15.06	$ 15.19	$ 15.35	$ 15.57
Tangible BV per Share	**$ 14.02**	**$ 13.98**	**$ 14.50**	**$ 13.97**	**$ 14.20**	**$ 14.33**	**$ 14.50**	**$ 14.72**

Pre-tax, Pre-provision Income						
	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Net Income	$ 4,589	$ 1,869	$ 5,412	$ 4,255	$ 6,168	$ 5,279
Taxes on income	2,577	1,015	2,876	2,236	3,682	2,685
Provision	(566)	4,375	10	1,713	(1,329)	1,776
Provions for unfunded	(163)	215	(263)	146	32	(388)
Pre-tax, Pre-provision Income	$ 6,437	$ 7,474	$ 8,035	$ 8,350	$ 8,553	$ 9,352

Dollars in thousands, except per share amounts.

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